                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement  [  ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ]  Definitive additional materials
[  ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              CASH ACCOUNT TRUST
                             CASH EQUIVALENT FUND
                             INVESTORS CASH TRUST
                         INVESTORS MUNICIPAL CASH FUND
                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                              ZURICH MONEY FUNDS
                            ZURICH YIELDWISE FUNDS

               (Name of Registrant as Specified in Its Charter)

                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                              IMPORTANT NEWS FOR
                            MONEY FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q:WHAT IS HAPPENING?

A: Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, has initiated a program to reorganize the funds for which it serves as in-vestment manager. Our goal is to create one streamlined, multi-class fam-ily of funds. Certain proposals that relate to your Fund's day-to-day op-erations require the approval of the Fund's shareholders.

Q:WHAT ISSUES AM I BEING ASKED TO VOTE ON?

A:  As described in the enclosed Proxy Statement, you are asked to approve:

  .   the election of your Fund's Board of Trustees

  . the ratification of Ernst & Young LLP as your Fund's independent audi-tors

  . if you are a shareholder of Cash Account Trust--Money Market Portfo-lio, an amendment to your Fund's concentration policy to allow greater investment flexibility

  After reviewing the proposals, your Fund's Board has determined that these actions are in the best interest of the Fund's shareholders. The Board recommends that you vote FOR each proposal.

Q: WHY AM I VOTING ON MY FUND'S BOARD OF TRUSTEES?

A: The Trustees are your representatives who oversee the management and oper-ations of your Fund. The enclosed Proxy Statement outlines the prospective members' qualifications and their current roles in overseeing the funds advised by ZSI.

Q: WHAT DOES THE BOARD DO FOR MY FUND?

A: The Board hires the investment manager to manage and provide shareholder services for the Fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the funds.

Q: FOR SHAREHOLDERS OF CASH ACCOUNT TRUST--MONEY MARKET PORTFOLIO, WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE PROPOSED CHANGE TO MY FUND'S CONCENTRATION POLICY?

A: Cash Account Trust--Money Market Portfolio currently may not concentrate its investments in a particular industry (excluding government securi-ties), except that 25% or more of its assets will be invested in securi-ties issued by banks. The proposal would permit, but not require, your Fund's assets to be concentrated in instruments issued by domestic banks. The change is intended to provide your Fund's portfolio managers with more flexibility to invest in securities they consider attractive. The portfo-lio managers would be able to invest a lower percentage of assets in the banking industry when management believes that market and other conditions warrant such action.

Q: WHAT OTHER ISSUES AM I ASKED TO VOTE ON?

A: You are asked to ratify the selection of Ernst & Young LLP as your Fund's independent auditors.

Q:  WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's informa-tion agent, at 1-888-564-9148.

                                                              February 27, 2001

Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, is proposing a series of changes to offer you a broader selection of invest-ment products and greater efficiency of operations. Some changes that relate specifically to your Fund's day-to-day operations require the approval of the Fund's shareholders.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement summarizes the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each pro-posal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by March 27, 2001 our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani             /s/ Mark S. Casady

Edmond D. Villani                 Mark S. Casady
Chief Executive Officer           President
Zurich Scudder Investments, Inc.  Cash Account Trust
                                  Cash Equivalent Fund
                                  Investors Cash Trust
                                  Investors Municipal Cash Fund
                                  Tax-Exempt California Money Market Fund
                                  Zurich Money Funds
                                  Zurich YieldWise Funds

                              CASH ACCOUNT TRUST
                             CASH EQUIVALENT FUND
                             INVESTORS CASH TRUST
                         INVESTORS MUNICIPAL CASH FUND
                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                              ZURICH MONEY FUNDS
                            ZURICH YIELDWISE FUNDS

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

    Please take notice that Special Meetings of Shareholders (each a "Meet-ing") of each Trust listed above (each, a "Trust"), or, if applicable, each of its series (and, where applicable, their respective classes) listed on Appen-dix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts that do not have multiple series, the "Funds"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 25, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of each Trust;

  Proposal 2:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for each Fund for the Fund's current fis-cal year; and

  Proposal 3:     To approve an amendment to the concentration policy of
                  Cash Account Trust--Money Market Portfolio.
  (Cash Account
  Trust--Money
  Market
  Portfolio)

    The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or post-ponements thereof.

    Holders of record of shares of each Fund at the close of business on February 26, 2001 are entitled to vote at a Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Trust (for a Trust-wide vote) or Fund (for a Fund-wide vote) present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                        By Order of the Boards,


                                                            /s/ Maureen E. Kane
                                                            -------------------
                                                                Maureen E. Kane
                                                                      Secretary

    February 27, 2001

  IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                              CASH ACCOUNT TRUST
                             CASH EQUIVALENT FUND
                             INVESTORS CASH TRUST
                         INVESTORS MUNICIPAL CASH FUND
                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                              ZURICH MONEY FUNDS
                            ZURICH YIELDWISE FUNDS

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                             JOINT PROXY STATEMENT

                                    General

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are re-ferred to as the "Trustees") of each trust listed above (each, a "Trust") for use at the Special Meeting of Shareholders of each Trust, or, if applicable, each of its series (and, where applicable, their respective classes) listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts that do not have any series, the "Funds"), to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 25, 2001, at 4:00 p.m., East-ern time, and at any and all adjournments or postponements thereof (each a "Meeting"). This Proxy Statement, the Notice of Special Meetings and the proxy card(s) are first being mailed to shareholders on or about February 27, 2001 or as soon as practicable thereafter. Proposal 1 describes the election of Trustees, Proposal 2 proposes the ratification of the selection of each Fund's independent auditors and Proposal 3 proposes the amendment of the concentra-tion policy of Cash Account Trust--Money Market Portfolio.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose Proxy Statement this is. In addition, for simplicity, all actions that are described in this Proxy Statement as being taken by a Fund that is a series of a Trust are actually taken by the respective Trust, on behalf of the applicable Fund.

    EACH FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGH-LIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORT-FOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 800-621-1048 OR

WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

    The following table identifies the Funds entitled to vote on each Propos-al.

                                                Cash Account
                                                Trust--Money
                  Proposal                    Market Portfolio All Other Funds
                  --------                    ---------------- ---------------
1. To elect Trustees of each Trust...........        X                X

2. To ratify the selection of Ernst & Young
   LLP as the independent auditors for each
   Fund for the Fund"s current fiscal year...        X                X

3. To approve an amendment to the
   concentration policy of Cash Account
   Trust--Money Market Portfolio.............        X

    The Board of Trustees of each Trust unanimously recommends that sharehold-ers vote FOR the nominees listed in Proposal 1 and FOR Proposal 2. The Board of Trustees of Cash Account Trust unanimously recommends that the shareholders of Money Market Portfolio vote in favor of Proposal 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At each Meeting, shareholders of each Trust will be asked to elect twelve individuals to constitute the Board of Trustees of that Trust. The election of new Board members arises out of a restructuring program proposed by ZSI, the investment manager of each Fund. The restructuring program is designed to re-spond to changing industry conditions and investor needs. In connection with that initiative, the Independent Trustees (as defined below) of the two sepa-rate boards of certain funds advised by ZSI are proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of each Trust were nominated after careful consideration by the pres-ent Board of Trustees of each Trust. The nominees are listed below. Seven of the nominees are currently Trustees of each Trust and three of the other nomi-nees are currently trustees or directors of other funds advised by ZSI. Two of the nominees, although not currently trustees or directors of any fund advised by ZSI, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of a number of other funds advised by ZSI. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised certain groups of funds advised by ZSI. The proposed consolidation is expected to pro-vide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Trust commencing on July 1, 2001 and un-til the next meeting of shareholders, if any, called for the purpose of elect-ing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the applicable Trust. Each of the nominees has indicated that heor she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or antici-pated, the persons named as proxies will vote for such other nominee or nomi-nees as the current Trustees may recommend. The following tables present in-formation about the nominees, as well as the Trustee not standing for re-elec-tion. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capaci-ty, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

         Name (Date of Birth),              Year First Became a
 Principal Occupation and Affiliations          Board Member
---------------------------------------  --------------------------
John W. Ballantine (2/16/46),(/1/)       Cash Account Trust (1999)
Retired; formerly, First Chicago NBD     Cash Equivalent Fund
Corporation/The First National Bank of   (1999) Investors Cash
Chicago: 1996-1998, Executive Vice       Trust (1999) Investors
President and Chief Risk Management      Municipal Cash Fund (1999)
Officer; 1995-1996, Executive Vice       Tax-Exempt California
President and Head of International      Money Market Fund (1999)
Banking; Director, First Oak Brook       Zurich Money Funds (1999)
Bancshares, Inc., Oak Brook Bank and     Zurich YieldWise Funds
Tokheim Corporation.                     (1999)

         Name (Date of Birth),              Year First Became a
 Principal Occupation and Affiliations          Board Member
---------------------------------------  --------------------------
Lewis A. Burnham (1/8/33),(/1/)          Cash Account Trust (1989)
Retired; formerly, Partner, Business     Cash Equivalent Fund
Resources Group; formerly, Executive     (1979)
Vice President, Anchor Glass Container   Investors Cash Trust
Corporation.                             (1990)
                                         Investors Municipal Cash
                                         Fund (1990)
                                         Tax-Exempt California
                                         Money Market Fund (1987)
                                         Zurich Money Funds (1977)
                                         Zurich YieldWise Funds
                                         (1997)

Mark S. Casady (9/12/60),* Managing      Nominee
Director, ZSI; formerly, Institutional
Sales Manager of an unaffiliated mutual
fund distributor.

Linda C. Coughlin (1/1/52),*(/2/)        Cash Account Trust (2000)
Managing Director, ZSI.                  Cash Equivalent Fund
                                         (2000)
                                         Investors Cash Trust
                                         (2000)
                                         Investors Municipal Cash
                                         Fund (2000)
                                         Tax-Exempt California
                                         Money Market Fund (2000)
                                         Zurich Money Funds (2000)
                                         Zurich YieldWise Funds
                                         (2000)

Donald L. Dunaway (3/8/37),(/1/)         Cash Account Trust (1989)
Retired; formerly, Executive Vice        Cash Equivalent Fund
President, A.O. Smith Corporation        (1980)
(diversified manufacturer).              Investors Cash Trust
                                         (1990)
                                         Investors Municipal Cash
                                         Fund (1990)
                                         Tax-Exempt California
                                         Money Market Fund (1987)
                                         Zurich Money Funds (1980)
                                         Zurich YieldWise Funds
                                         (1997)

         Name (Date of Birth),              Year First Became a
 Principal Occupation and Affiliations          Board Member
---------------------------------------  --------------------------
James R. Edgar (7/22/46),(/3/)           Nominee
Distinguished Fellow, University of
Illinois Institute of Government and
Public Affairs; Director, Kemper
Insurance Companies (not affiliated
with the Kemper Funds); Director, John
B. Sanfilippo & Son, Inc.; Director,
Horizon Group Properties, Inc.;
formerly, Governor, State of Illinois.

William F. Glavin (8/30/58),* Managing   Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product
Development, The Dreyfus Corporation.

Robert B. Hoffman (12/11/36),(/1/)       Cash Account Trust (1989)
Retired; formerly, Chairman,             Cash Equivalent Fund
Harnischfeger Industries, Inc.           (1981)
(machinery for the mining and paper      Investors Cash Trust
industries); formerly, Vice Chairman     (1990)
and Chief Financial Officer, Monsanto    Investors Municipal Cash
Company (agricultural, pharmaceutical    Fund (1990)
and nutritional/food products);          Tax-Exempt California
formerly, Vice President, Head of        Money Market Fund (1987)
International Operations, FMC            Zurich Money Funds (1981)
Corporation (manufacturer of machinery   Zurich YieldWise Funds
and chemicals); Director, Harnischfeger  (1997)
Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/)       Cash Account Trust (1995)
Retired; formerly, President, Hood       Cash Equivalent Fund
College; formerly, Partner, Steptoe &    (1995)
Johnson (attorneys); prior thereto,      Investors Cash Trust
Commissioner, Internal Revenue Service;  (1995)
prior thereto, Assistant Attorney        Investors Municipal Cash
General (Tax), U.S. Department of        Fund (1995)
Justice; Director, Bethlehem Steel       Tax-Exempt California
Corp.                                    Money Market Fund (1995)
                                         Zurich Money Funds (1995)
                                         Zurich YieldWise Funds
                                         (1997)

         Name (Date of Birth),              Year First Became a
 Principal Occupation and Affiliations          Board Member
---------------------------------------  --------------------------
Fred B. Renwick (2/1/30),(/3/)           Nominee
Professor of Finance, New York
University, Stern School of Business;
Director, the Wartburg Foundation;
Chairman, Finance Committee of
Morehouse College Board of Trustees;
Director, American Bible Society
Investment Committee; previously member
of the Investment Committee of Atlanta
University Board of Trustees; formerly
Director of Board of Pensions
Evangelical Lutheran Church in America.

William P. Sommers (7/22/33),(/1/)       Cash Account Trust (1989)
Retired; formerly, President and Chief   Cash Equivalent Fund
Executive Officer, SRI International     (1979)
(research and development); prior        Investors Cash Trust
thereto, Executive Vice President,       (1990)
Iameter (medical information and         Investors Municipal Cash
educational service provider); prior     Fund (1990)
thereto, Senior Vice President and       Tax-Exempt California
Director, Booz, Allen & Hamilton Inc.    Money Market Fund (1987)
(management consulting firm); Director,  Zurich Money Funds (1979)
PSI Inc., Evergreen Solar, Inc. and      Zurich YieldWise Funds
Litton Industries; Advisor,              (1997)
Guckenheimer Enterprises; Consultant
and Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/1/)          Nominee
Formerly, Chairman of the Board and
Chief Executive Officer, Chicago Stock
Exchange; Director, Federal Life
Insurance Company; President of the
Members of the Corporation and Trustee,
DePaul University; Director,
International Federation of Stock
Exchanges; Director, Records Management
Systems.

* Interested person of each Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(/1/)Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(/2/)Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/)Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                                               Present Office with Each
                                                        Trust;
                                                 Principal Occupation
                                                  or Employment and
Name (Date of Birth)                                Directorships
--------------------                           ------------------------
Donald R. Jones (1/17/30)                       Trustee; Retired;
                                                formerly, Director,
                                                Motorola, Inc.
                                                (manufacturer of
                                                electronic equipment
                                                and components);
                                                Executive Vice
                                                President and Chief
                                                Financial Officer,
                                                Motorola, Inc.

Responsibilities of Each Board of Trustees--Board and Committee Meetings

    The primary responsibility of each Board is to represent the interests of the shareholders of the applicable Fund and to provide oversight of the man-agement of the Fund. The board that is proposed for election at the Meetings is comprised of three individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not consid-ered "interested" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently adopted rules that require a ma-jority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee if elected has been selected and nominated solely by the current Independent Trustees of each Trust.

    The Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to ZSI and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guide-lines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Re-port"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and oversee-ing fund matters, and regularly meet privately with their counsel.

    Currently, each Board has an Audit Committee and a Nominating and Gover-nance Committee, the responsibilities of which are described below. In addi-tion, each Board has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board of Cash Equivalent Fund, Investors Cash Trust, Investors Municipal Cash Fund and Tax-Exempt California Money Market Fund met eight times and the Board of Cash Account Trust, Zurich Money Funds and Zurich YieldWise Funds met nine times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for each Fund, confers with the independent auditors regard-ing each Fund's financial statements, the results of audits and related mat-ters, and performs such other tasks as the full Board deems necessary or ap-propriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    Each Board has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for considera-tion by the committee should submit their recommendation(s) to the Secretary of the applicable Trust. Currently, the members of the Nominating and Gover-nance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley
D. Peterson and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

    The officers of each Trust are set forth in Appendix 2.

Compensation of Trustees and Officers

    Each Trust pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting at-tended. As reflected below, the Trustees currently serve as board members of various other funds advised by ZSI. ZSI supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its servic-es. Several of the officers and Trustees are also officers, directors, employ-ees or stockholders of ZSI and participate in the fees paid to that firm, al-though no Trust makes direct payments to them.

    To facilitate the restructuring of the boards discussed above, certain In-dependent Trustees agreed not to stand for re-election. Independent Trustees of each Trust are not entitled to benefits under any pension or retirement plan. However, the Board of each fund whose board is being restructured deter-mined that, particularly given the benefits that would accrue to the funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various funds a one-time benefit. The cost of such benefit is being allocated among all the affected funds, with ZSI agreeing to bear one-half of the cost of such bene-fit, given that ZSI also benefits from administrative efficiencies of a con-solidated board. Mr. Jones, an Independent Trustee of each Trust who is not standing for re-election, will receive such a one-time benefit. The amount re-ceived on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all funds ad-vised by ZSI).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from each Trust (columns 1 through 7).

    Column (2) Aggregate compensation received by each Trustee from each Trust during calendar year 2000 (rows corresponding with columns 1 through 7).

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000 (bottom row).

                              COMPENSATION TABLE

                               1           2           3            4           5           6           7
                          ----------- ----------- ------------ ----------- ----------- ----------- -----------
                            John W.    Lewis A.    Donald L.    Robert B.   Donald R.  Shirley D.  William P.
                          Ballantine    Burnham   Dunaway(/1/)   Hoffman      Jones     Peterson     Sommers
                          ----------- ----------- ------------ ----------- ----------- ----------- -----------

                  Compensation from Trust (number of series)

Cash Account Trust......  $ 22,285.85 $ 15,749.00 $ 24,958.21  $ 16,545.18 $ 16,224.93 $ 15,069.63 $ 15,935.48
                              (3 fund     (3 fund     (3 fund      (3 fund     (3 fund     (3 fund     (3 fund
                          portfolios) portfolios) portfolios)  portfolios) portfolios) portfolios) portfolios)

Cash Equivalent Fund....  $  7,133.09 $  6,299.43 $  8,017.96  $  6,666.98 $  6,443.75 $  6,497.66 $  6,246.21
                              (3 fund     (3 fund     (3 fund      (3 fund     (3 fund     (3 fund     (3 fund
                          portfolios) portfolios) portfolios)  portfolios) portfolios) portfolios) portfolios)

Investors Cash Trust....  $  3,436.87 $  3,268.37 $  3,897.16  $  3,478.06 $  3,473.78 $  3,477.01 $  3,231.35
                              (2 fund     (2 fund     (2 fund      (2 fund     (2 fund     (2 fund     (2 fund
                          portfolios) portfolios) portfolios)  portfolios) portfolios) portfolios) portfolios)

Investors Municipal Cash  $  3,430.98 $  3,238.33 $  3,855.44  $  3,413.14 $  3,410.80 $  4,731.28 $  3,262.35
Fund....................      (5 fund     (5 fund     (5 fund      (5 fund     (5 fund     (5 fund     (5 fund
                          portfolios) portfolios) portfolios)  portfolios) portfolios) portfolios) portfolios)

Tax-Exempt California
Money Market Fund.......  $  3,024.60 $  2,806.95 $  3,485.87  $  2,873.64 $  3,071.87 $  2,658.77 $  2,779.60

Zurich Money Funds......  $ 18,968.45 $ 14,699.97 $ 21,049.50  $ 15,912.76 $ 15,648.36 $ 14,120.95 $ 14,862.85
                              (3 fund     (3 fund     (3 fund      (3 fund     (3 fund     (3 fund     (3 fund
                          portfolios) portfolios) portfolios)  portfolios) portfolios) portfolios) portfolios)

Zurich YieldWise Funds..  $  6,882.46 $  5,871.40 $  7,685.41  $  6,281.26 $  6,235.47 $  6,208.38 $  5,860.43
                              (3 fund     (3 fund     (3 fund      (3 fund     (3 fund     (3 fund     (3 fund
                          portfolios) portfolios) portfolios)  portfolios) portfolios) portfolios) portfolios)

Total Compensation from
Fund Complex(/2/)(/3/)..  $183,570.00 $154,040.00 $205,350.00  $163,890.00 $163,170.00 $149,010.00 $153,330.00

(/1/) Pursuant to deferred compensation agreements with each Trust (other than Zurich YieldWise Funds), Mr. Dunaway has deferred, in prior years, com-pensation from each Trust. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees (including interest thereon) payable to Mr. Dunaway from Cash Account Trust, Cash Equivalent Fund, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt California Money Market Fund and Zurich Money Funds are $13,514, $54,143, $11,273, $3,473,
      $11,054 and $52,902, respectively.
(/2/) Includes compensation for service on the boards of 26 trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520, and $43,200 for Messrs. Ballantine, Burnham,
      Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A por-tion of these meeting fees was borne by ZSI.

               The Trustees of each Trust unanimously recommend
             that shareholders of each Fund vote FOR each nominee.

PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees of each Trust, including all of the Independent Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent audi-tors of each Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of E&Y are ex-pected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during each Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of each Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by each Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to that Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from each Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to that Fund is compati-ble with maintaining E&Y's independence.

                                      Financial Information
                                       Systems Design and
                           Audit Fees  Implementation Fees  All Other Fees(/1/)
                           ---------- --------------------- -------------------
CASH ACCOUNT TRUST
Money Market Portfolio...   $56,200             --                $2,300
Government Securities
  Portfolio..............   $ 4,300             --                $  180
Tax-Exempt Portfolio.....   $ 6,600             --                $  300
CASH EQUIVALENT FUND
Money Market Portfolio...   $39,600             --                $1,400
Government Securities
  Portfolio..............   $23,200             --                $  800
Tax-Exempt Portfolio.....   $14,100             --                $  500
INVESTORS CASH TRUST
Government Securities
  Portfolio..............   $31,600             --                $2,300
Treasury Portfolio.......   $ 3,600             --                $  300
INVESTORS MUNICIPAL CASH
  FUND
Investors Florida
  Municipal Cash Fund....   $ 7,900             --                $  400
Investors Michigan
  Municipal Cash Fund....   $ 4,900             --                $  250
Investors New Jersey
  Municipal Cash Fund....   $10,000             --                $  500
Investors Pennsylvania
  Municipal Cash Fund....   $ 4,700             --                $  200
Tax-Exempt New York Money
  Market Portfolio.......   $51,200             --                $3,100
TAX-EXEMPT CALIFORNIA
  MONEY MARKET FUND......   $16,400             --                $2,200
ZURICH MONEY FUNDS
Zurich Money Market
  Fund...................   $79,200             --                $2,200
Zurich Government Money
  Fund...................   $10,400             --                $  300
Zurich Tax-Free Money
  Fund...................   $11,600             --                $  320
ZURICH YIELDWISE FUNDS
Zurich YieldWise Money
  Fund...................   $28,500             --                $1,700
Zurich YieldWise
  Government Money Fund..   $11,800             --                $  700
Zurich YieldWise
  Municipal Money Fund...   $ 7,800             --                $  500

(/1/)In addition to the amount shown in the table, E&Y received, in total, an additional $2,785,000, which includes $787,000 for services performed on behalf of the Funds and other ZSI-advised funds and $1,998,000 for serv-ices performed for ZSI and other related entities that provide support for the operations of the funds.

  The Trustees of each Trust unanimously recommend that shareholders of each
                    Fund vote in favor of this Proposal 2.

                 PROPOSAL 3: AMENDMENT TO CONCENTRATION POLICY
               (Cash Account Trust--Money Market Portfolio Only)

    The Board of Trustees of Cash Account Trust has approved, and recommends that shareholders of Cash Account Trust--Money Market Portfolio ("Money Market Portfolio") approve, an amendment to Money Market Portfolio's concentration policy.

    Money Market Portfolio currently has a fundamental policy not to concen-trate its investments in a particular industry, except that the Fund reserves the freedom of action to invest up to 100% of its assets in government securi-ties and the Fund will invest more than 25% of its assets in instruments is-sued by banks. This latter exception requires Money Market Portfolio to con-centrate (i.e., invest more than 25% of the Fund's assets) in instruments is-sued by banks, except for temporary or defensive purposes. Money Market Port-folio does not have the freedom to concentrate (i.e., concentrate when deemed advisable by the Fund's investment manager).

    Under the 1940 Act, a fund must recite its policies with respect to indus-try concentration in its prospectus. Any change to those policies requires shareholder approval. Under SEC rules and guidelines, investing more than 25% of a fund's net assets in any one industry represents concentration. General-ly, funds may not reserve the freedom of action to concentrate. However, money market funds may reserve freedom of action to concentrate in "government secu-rities" (as defined in the 1940 Act) and certain bank instruments issued by domestic banks. In order to allow Money Market Portfolio greater flexibility to invest in instruments that the Fund's investment manager considers attrac-tive, the Board proposes that Money Market Portfolio adopt a policy that al-lows (but does not require) it to concentrate in bank instruments of domestic banks and continue its policy that allows (but does not require) it to concen-trate in government securities.

    With the freedom to concentrate in government securities and bank instru-ments of domestic banks, Money Market Portfolio will have the ability to di-versify its portfolio while maintaining the ability to concentrate when neces-sary to adjust to current market and other conditions.

    Money Market Portfolio's current fundamental investment policy states:

  "[The] Fund may not, as a fundamental policy:

    Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obli-gations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment adviser, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

    The proposed fundamental investment policy that you are being asked to ap-prove states:

  "The Fund may not, as a fundamental policy:

    Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as inter-preted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund reserves the freedom of action to concentrate in government securities and instruments issued by domes-tic banks."

    As with Money Market Portfolio's current fundamental policy on concentra-tion, in the event that the Fund concentrates its investments in instruments issued by domestic banks, changes in the financial condition or market assess-ment of the financial condition of such domestic banks could have a signifi-cant adverse impact on the Fund. Consequently, if Money Market Portfolio were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks. Domestic banks include U.S. banks and U.S. branches of foreign banks that are subject to the same regulation as U.S. banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent.

    If the amendment to Money Market Portfolio's fundamental investment policy is approved by the Fund's shareholders, it will become effective upon the in-clusion of appropriate disclosure in the Fund's prospectus and/or statement of additional information. If the shareholders of Money Market Portfolio do not approve the amendment to the Fund's fundamental investment policy, the exist-ing policy on concentration will remain in place.

  The Board of Trustees of Cash Account Trust unanimously recommends that the shareholders of Money Market Portfolio vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Proxy Solicitation

    The cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement, and all other costs incurred in connection with the solicita-tion of proxies, including any additional solicitation made by letter, tele-phone or telegraph for each Fund is set forth in Appendix 3. In addition to solicitation by mail, certain officers and representatives of each Trust, of-ficers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (ad-dressed to the Secretary at the principal executive office of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meet-ings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

    The presence at a Meeting, in person or by proxy, of the holders of at least 30% of the shares entitled to be cast of such Trust (for a Trust-wide vote) or Fund (for a Fund-wide vote) shall be necessary and sufficient to con-stitute a quorum for the transaction of business. In the event that the neces-sary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Trusts or Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will re-quire the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or Fund's (for a Fund-wide vote) shares pres-ent in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1, with respect to each Trust, requires the affirma-tive vote of a plurality of the shares of the Trust voting at a Meeting and, where applicable, at the special meeting(s) of the other series or classes of the Trusts (i.e., the twelve nominees receiving the greatest number of votes will be elected). Shareholders of all series of each multi-series Trust will meet on May 25, 2001 and the vote on Trustees of the Trust and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of each series of such Trust, voting as a single class. Please see Appendix 4 for the outstanding shares of all the series of each Trust. Approval of Proposal 2, with respect to each Fund, requires the affir-mative vote of a majority of the shares of that Fund voting at a Meeting. Ap-proval of Proposal 3, with respect to Cash Account Trust--Money Market Portfo-lio, requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund. The term "majority of the outstanding voting securi-ties," as defined in the 1940 Act, and as used in connection with Proposal 3, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Shareholders of each class of Cash Account Trust--Money Market Portfolio will meet on May 25, 2001 and the vote on Proposal 3 and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of each class of such fund, voting as a single class.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 2, and will have the ef-fect of a "no" vote on Proposal 3. Shareholders of each Trust will vote sepa-rately on Proposal 1. Shareholders of each Fund will vote separately with re-spect to Proposal 2. Shareholders of Cash Account Trust--Money Market Portfo-lio will vote together on Proposal 3.

    Holders of record of the shares of each Fund at the close of business on February 26, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. The table pro-vided in Appendix 4 hereto sets forth the number of shares outstanding for each Fund (and, where applicable, each class) as of January 30, 2001.

    Appendix 5 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each class of each other series of each Trust. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of a Fund's outstanding shares or the shares of any other series of a Trust, except as stated in Appendix 5.

    Appendix 6 hereto sets forth the number of shares of each series of each Trust owned directly or beneficially by the Trustees of the relevant Board and by the nominees for election.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $416,197.11. As the Meeting date approaches, certain shareholders of a Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in per-son.

Should shareholders require additional information regarding the proxy or re-placement proxy card(s), they may contact SCC toll-free at 1-888-564-9148. Any proxy given by a shareholder is revocable until voted at a Meeting.

Principal Underwriter and Administrator

    Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 is the principal underwriter for the shares of each Fund and serves as administrator of each Fund.

Shareholder Proposals for Subsequent Meetings

    Shareholders wishing to submit proposals for inclusion in a proxy state-ment for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust set forth at the be-ginning of this Proxy Statement, within a reasonable time before the solicita-tion of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

    No Trustee is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters re-quiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,
/S/ Maureen E. Kane
Maureen E. Kane
Secretary

                                   APPENDIX 1

               TRUST and Series (and, where applicable, Classes)

                               CASH ACCOUNT TRUST
                             Money Market Portfolio
                          Premier Money Market Shares
                                 Service Shares

                        Government Securities Portfolio
                          Premier Money Market Shares
                                 Service Shares

                              Tax-Exempt Portfolio
                  Scudder Tax-Exempt Cash Institutional Shares
                          Premier Money Market Shares
                                 Service Shares

                              CASH EQUIVALENT FUND
                             Money Market Portfolio
                        Government Securities Portfolio
                              Tax-Exempt Portfolio

                              INVESTORS CASH TRUST
                        Government Securities Portfolio
                  Scudder Government Cash Institutional Shares
                                 Service Shares

                               Treasury Portfolio
                          Premier Money Market Shares
                                 Service Shares

                         INVESTORS MUNICIPAL CASH FUND
                     Investors Florida Municipal Cash Fund
                     Investors Michigan Municipal Cash Fund
                    Investors New Jersey Municipal Cash Fund
                   Investors Pennsylvania Municipal Cash Fund
                   Tax-Exempt New York Money Market Portfolio

                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                               ZURICH MONEY FUNDS
                            Zurich Money Market Fund
                          Zurich Government Money Fund
                           Zurich Tax-Free Money Fund

                             ZURICH YIELDWISE FUNDS
                          Zurich YieldWise Money Fund
                     Zurich YieldWise Government Money Fund
                     Zurich YieldWise Municipal Money Fund

                                  APPENDIX 2

                                   Officers

    The following persons are officers of each Trust noted in the table below:

                               Present Office with the
                                   Trust; Principal
                                    Occupation or       Trust (Year First Became
Name (Date of Birth)               Employment(/1/)          an Officer)(/2/)
------------------------------ ------------------------ ------------------------
Mark S. Casady................ President; Managing      Cash Account Trust
                               Director, ZSI;           (1998)
 (9/21/60)                     formerly, Institutional  Cash Equivalent Fund
                               Sales Manager of an      (1998)
                               unaffiliated mutual fund Investors Cash Trust
                               distributor.             (1998)
                                                        Investors Municipal Cash
                                                        Fund (1998)
                                                        Tax-Exempt California
                                                        Money Market Fund (1998)
                                                        Zurich Money Funds
                                                        (1998)
                                                        Zurich YieldWise Funds
                                                        (1998)

Linda C. Coughlin............. Trustee, Vice President  Cash Account Trust
                               and                      (2001)
 (1/1/52)                      Chairperson; Managing    Cash Equivalent Fund
                               Director, ZSI.           (2001)
                                                        Investors Cash Trust
                                                        (2001)
                                                        Investors Municipal Cash
                                                        Fund (2001)
                                                        Tax-Exempt California
                                                        Money Market Fund (2001)
                                                        Zurich Money Funds
                                                        (2001)
                                                        Zurich YieldWise Funds
                                                        (2001)

Philip J. Collora............. Vice President and       Cash Account Trust
                               Assistant                (1989)
 (11/15/45)                    Secretary; Attorney,     Cash Equivalent Fund
                               Senior Vice President,   (1990)
                               ZSI.                     Investors Cash Trust
                                                        (1990)
                                                        Investors Municipal Cash
                                                        Fund (1990)
                                                        Tax-Exempt California
                                                        Money Market Fund (1987)
                                                        Zurich Money Funds
                                                        (1989)
                                                        Zurich YieldWise Funds
                                                        (1996)

Kathryn L. Quirk.............. Vice President; Managing Cash Account Trust
                                                        (1998)
 (12/3/52)                     Director, ZSI.           Cash Equivalent Fund
                                                        (1998)
                                                        Investors Cash Trust
                                                        (1998)
                                                        Investors Municipal Cash
                                                        Fund (1998)
                                                        Scudder Cash Reserves
                                                        Fund (1998)
                                                        Tax-Exempt California
                                                        Money Market Fund (1998)
                                                        Zurich Money Funds
                                                        (1998)
                                                        Zurich YieldWise Funds
                                                        (1998)

                              Present Office with the
                                  Trust; Principal
                                   Occupation or       Trust (Year First Became
Name (Date of Birth)              Employment(/1/)          an Officer)(/2/)
----------------------------- ------------------------ ------------------------
Richard L. Vandenberg........ Vice President; Managing Cash Account Trust
                                                       (2000)
 (11/16/49)                   Director, ZSI; formerly, Cash Equivalent Fund
                              Senior Vice President    (2000)
                              and Portfolio Manager    Investors Cash Trust
                              with an unaffiliated     (2000)
                              investment management    Investors Municipal Cash
                              firm.                    Fund (2000)
                                                       Tax-Exempt California
                                                       Money Market Fund (2000)
                                                       Zurich Money Funds
                                                       (2000)
                                                       Zurich YieldWise Funds
                                                       (2000)

Frank J. Rachwalski, Jr...... Vice President; Managing Cash Account Trust
                                                       (1989)
 (3/26/45)                    Director, ZSI.           Cash Equivalent Fund
                                                       (1983)
                                                       Investors Cash Trust
                                                       (1990)
                                                       Investors Municipal Cash
                                                       Fund (1990)
                                                       Tax-Exempt California
                                                       Money Market Fund (1987)
                                                       Zurich Money Funds
                                                       (1987)
                                                       Zurich YieldWise Funds
                                                       (1996)

Linda J. Wondrack............ Vice President; Managing Cash Account Trust
                                                       (1998)
 (9/12/64)                    Director, ZSI.           Cash Equivalent Fund
                                                       (1998)
                                                       Investors Cash Trust
                                                       (1998)
                                                       Investors Municipal Cash
                                                       Fund (1998)
                                                       Tax-Exempt California
                                                       Money Market Fund (1998)
                                                       Zurich Money Funds
                                                       (1998)
                                                       Zurich YieldWise Funds
                                                       (1998)

John R. Hebble............... Treasurer; Senior Vice   Cash Account Trust
                                                       (1998)
 (6/27/58)                    President, ZSI.          Cash Equivalent Fund
                                                       (1998)
                                                       Investors Cash Trust
                                                       (1998)
                                                       Investors Municipal Cash
                                                       Fund (1998)
                                                       Tax-Exempt California
                                                       Money Market Fund (1998)
                                                       Zurich Money Funds
                                                       (1998)
                                                       Zurich YieldWise Funds
                                                       (1998)

Brenda Lyons................. Assistant Treasurer;     Cash Account Trust
                              Senior Vice              (1998)
 (2/21/63)                    President, ZSI.          Cash Equivalent Fund
                                                       (1998)
                                                       Investors Cash Trust
                                                       (1998)
                                                       Investors Municipal Cash
                                                       Fund (1998)
                                                       Tax-Exempt California
                                                       Money Market Fund (1998)
                                                       Zurich Money Funds
                                                       (1998)
                                                       Zurich YieldWise Funds
                                                       (1998)

                               Present Office with the
                                   Trust; Principal
                                    Occupation or       Trust (Year First Became
Name (Date of Birth)               Employment(/1/)          an Officer)(/2/)
------------------------------ ------------------------ ------------------------
Maureen E. Kane............... Secretary; Vice          Cash Account Trust
                               President, ZSI;          (1998)
 (2/14/62)                     formerly, Assistant Vice Cash Equivalent Fund
                               President of an          (1998)
                               unaffiliated investment  Investors Cash Trust
                               management firm; prior   (1998)
                               thereto, Associate Staff Investors Municipal Cash
                               Attorney of an           Fund (1998)
                               unaffiliated investment  Tax-Exempt California
                               management firm, and     Money Market Fund (1998)
                               Associate, Peabody &     Zurich Money Funds
                               Arnold (law firm).       (1998)
                                                        Zurich YieldWise Funds
                                                        (1998)

Caroline Pearson.............. Assistant Secretary;     Cash Account Trust
                               Managing                 (1998)
 (4/1/62)                      Director, ZSI; formerly, Cash Equivalent Fund
                               Associate, Dechert Price (1998)
                               & Rhoads (law firm) 1989 Investors Cash Trust
                               to 1997.                 (1998)
                                                        Investors Municipal Cash
                                                        Fund (1998)
                                                        Tax-Exempt California
                                                        Money Market Fund (1998)
                                                        Zurich Money Funds
                                                        (1998)
                                                        Zurich YieldWise Funds
                                                        (1998)

(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the applicable Trust.

                                  APPENDIX 3

                              Allocation of Costs

    Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, except that, for each Fund, ZSI will bear any such expenses in excess of the amount set forth in column 1 for that Fund. The amount borne by each Fund amounts to approximately the per share amount set forth in column 2 for that Fund, based on October 25, 2000 net assets for the Fund.

                                               Column 1           Column 2
                                          (Maximum Allocated (Maximum Allocated
Fund                                           Expense)       Cost Per Share)
----                                      ------------------ ------------------
Cash Account Trust
Money Market Portfolio..................     $502,231.15          $0.00006
Government Securities Portfolio.........     $116,383.70          $0.00008
Tax-Exempt Portfolio....................     $ 38,922.14          $0.00005

Cash Equivalent Fund
Money Market Portfolio..................     $ 32,590.74          $0.00004
Government Securities Portfolio.........     $ 39,758.47          $0.00009
Tax-Exempt Portfolio....................     $  2,406.61          $0.00001

Investors Cash Trust
Government Securities Portfolio.........     $  2,371.38          $0.00001
Treasury Portfolio......................     $  4,892.11          $0.00009

Investors Municipal Cash Fund
Investors Florida Municipal Cash Fund...     $  7,309.82          $0.00017
Investors Michigan Municipal Cash Fund..     $  6,678.24          $0.00021
Investors New Jersey Municipal Cash
  Fund..................................     $  6,868.55          $0.00009
Investors Pennsylvania Municipal Cash
  Fund..................................     $  4,913.88          $0.00021
Tax-Exempt New York Money Market
  Portfolio.............................     $ 21,974.07          $0.00011

Tax-Exempt California Money Market
  Fund..................................     $ 42,416.21          $0.00007

                                               Column 1           Column 2
                                          (Maximum Allocated (Maximum Allocated
Fund                                           Expense)       Cost Per Share)
----                                      ------------------ ------------------
Zurich Money Funds
Zurich Money Market Fund.................    $132,822.75          $0.00002
Zurich Government Money Fund.............    $ 15,714.95          $0.00002
Zurich Tax-Free Money Fund...............    $  8,669.56          $0.00001

Zurich YieldWise Funds
Zurich YieldWise Money Fund..............    $  9,789.60          $0.00001
Zurich YieldWise Government Money Fund...    $  2,414.34          $0.00001
Zurich YieldWise Municipal Money Fund....    $    871.71          $0.00000

                                  APPENDIX 4

                            Fund Shares Outstanding

    The table below sets forth the number of shares outstanding for each Class of each Fund as of January 30, 2001.

TRUST and Series (and, where                                   Number of Shares
   applicable, Classes)                                           Outstanding
                                                               ----------------
CASH ACCOUNT TRUST
Money Market Portfolio
Institutional Money Market Shares................................   191,577,018
Premier Money Market Shares...................................... 2,202,630,339
Premium Reserve Money Market Shares..............................    79,479,988
Service Shares................................................... 7,707,386,604
Government Securities Portfolio
Premier Money Market Shares...................................... 1,116,473,415
Service Shares...................................................   539,745,130
Tax-Exempt Portfolio
Scudder Tax-Exempt Cash Institutional Shares.....................   245,357,557
Tax-Exempt Cash Managed Shares...................................   178,312,950
Premier Money Market Shares......................................    89,198,798
Service Shares...................................................   534,774,561
CASH EQUIVALENT FUND
Money Market Portfolio...........................................   836,412,902
Government Securities Portfolio..................................   465,582,423
Tax-Exempt Portfolio.............................................   302,808,551
INVESTORS CASH TRUST
Government Securities Portfolio
Scudder Government Cash Institutional Shares.....................    92,103,407
Government Cash Managed Shares...................................    48,205,767
Service Shares...................................................   263,986,990
Treasury Portfolio
Premier Money Market Shares......................................    19,055,559
Service Shares...................................................    45,958,961
INVESTORS MUNICIPAL CASH FUND
Investors Florida Municipal Cash Fund............................    59,687,474
Investors Michigan Municipal Cash Fund...........................    31,540,300
Investors New Jersey Municipal Cash Fund.........................    71,723,300
Investors Pennsylvania Municipal Cash Fund.......................    26,435,603
Tax-Exempt New York Money Market Portfolio.......................   169,044,415
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND..........................   611,018,883
ZURICH MONEY FUNDS
Zurich Money Market Fund......................................... 5,405,192,064
Zurich Government Money Fund.....................................   677,651,297
Zurich Tax-Free Money Fund.......................................   748,966,515
ZURICH YIELDWISE FUNDS
Zurich YieldWise Money Fund...................................... 1,001,114,509
Zurich YieldWise Government Money Fund...........................   429,096,814
Zurich YieldWise Municipal Money Fund............................   345,457,241

                                  APPENDIX 5

                       Beneficial Owners of Fund Shares

Cash Account Trust

    As of December 31, 2000, 36,331,797 shares in the aggregate, or 7.08% of the outstanding shares of Cash Account Trust, Tax Exempt Portfolio--Service Shares, were held in the name of Prudential Securities, for the benefit of Donald Hendrickson, 1 New York Plaza, New York, NY 10004 who may be deemed to be the beneficial owner of certain of these shares.

Cash Equivalent Fund

    As of December 31, 2000, 120,559,044 shares in the aggregate, or 15.09% of the outstanding shares of Cash Equivalent Fund, Money Market Portfolio, were held in the name of ABN-Amro, Inc., Omnibus Account, 208 S. LaSalle Street, Chicago, IL 60604 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 147,816,755 shares in the aggregate, or 18.50% of the outstanding shares of Cash Equivalent Fund, Money Market Portfolio, were held in the name of Idex Funds, Omnibus Account, P.O. Box 9015, Clearwater, FL 33758 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 380,482,405 shares in the aggregate, or 47.63% of the outstanding shares of Cash Equivalent Fund, Money Market Portfolio were held in the name of D.A. Davidson & Co., Omnibus Account, P.O. Box 5015, Great Falls, MT 59403 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 386,333,575 shares in the aggregate, or 82.96% of the outstanding shares of Cash Equivalent Fund, Government Securities Portfo-lio, were held in the name of D.A. Davidson & Co., Omnibus Account, P.O. Box 5015, Great Falls, MT 59403 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 16,792,352 shares in the aggregate, or 5.63% of the outstanding shares of Cash Equivalent Fund, Tax Exempt Portfolio, were held in the name of Zurich Scudder Investments, Inc., for the benefit of Eliz-abeth and Joseph Liebman, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 16,315,057 shares in the aggregate, or 5.47% of the outstanding shares of Cash Equivalent Fund, Tax Exempt Portfolio, were held in the name of ABN-Amro, Inc., Omnibus Account, 208 S. LaSalle Street, Chicago, IL 60604 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 16,792,352 shares in the aggregate, or 5.63% of the outstanding shares of Cash Equivalent Fund, Tax Exempt Portfolio, were held in the name of D.A. Davidson & Co., Omnibus Account, P.O. Box 5015, Great Falls, MT 59403 who may be deemed to be the beneficial owner of certain of these shares.

Investors Cash Trust


    As of December 31, 2000, 15,533,511 shares in the aggregate, or 39.71% of the outstanding shares of Investors Cash Trust, Treasury Portfolio--Service Shares, were held in the name of National City Bank, Money Market Unit, 4100
W. 150th Street, Cleveland, OH 44135 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,399,088 shares in the aggregate, or 6.13% of the outstanding shares of Investors Cash Trust, Treasury Portfolio--Service Shares, were held in the name of Friendswood ISD, General Fund, 302 Laurel Drive, Friendswood, TX 77546 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 40,000,000 shares in the aggregate, or 16.55% of the outstanding shares of Investors Cash Trust, Government Securities Portfo-lio--Service Shares, were held in the name of Harris County, Tax Sweep Ac-count, 1001 Preston Street, Houston, TX 77002 who may be deemed to be the ben-eficial owner of certain of these shares.

Investors Municipal Cash Fund

    As of December 31, 2000, 8,180,593 shares in the aggregate, or 14.76% of the outstanding shares of Investors Florida Municipal Cash Fund were held in the name of Prudential Securities, for the benefit of Frank Jackowski, 1 New York Plaza, New York, NY 10004 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 12,531,989 shares in the aggregate, or 7.80% of the outstanding shares of Tax Exempt New York Money Market Portfolio were held in the name of Prudential Securities, for the benefit of Phyllis

Pickens, 1 New York Plaza, New York, NY 10004 who may be deemed to be the ben-eficial owner of certain of these shares.

Zurich Yieldwise Funds

    As of December 31, 2000, 26,309,679 shares in the aggregate, or 5.97% of the outstanding shares of Zurich YieldWise Government Money Fund were held in the name of Minnesota Valley National Wildlife Refugee Trust Inc., 11790 High-way 284, Cologne, MN 55322 who may be deemed to be the beneficial owner of certain of these shares.

                                  APPENDIX 6

                  Fund Shares Owned by Nominees and Trustees

 Many of the nominees and Trustees own shares of the series of each Trust and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following ta-ble sets forth, for each nominee and Trustee, the number of shares owned in each Fund as of December 31, 2000. In addition, the last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 by each trustee or nominee in all Kemper Funds advised by ZSI for which such person is a board member or nominee. The information as to beneficial ownership is based on statements furnished to each Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of each series of each Trust constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of each series of each Trust.

                                           Cash      Investors
                                        Equivalent   Municipal
                         Cash Account     Fund -    Cash Fund -                             Zurich    Zurich
                        Trust -  Money    Money      Tax-Exempt                  Zurich    Tax-Free  YieldWise
                       Market Portfolio   Market   New York Money Zurich Money Government    Money     Money
                       (Service Shares) Portfolio   Market Fund   Market Fund  Money Fund    Fund      Fund
                       ---------------- ---------- -------------- ------------ ----------- --------- ---------
John W. Ballantine..            0             0            0                 0           0         0        0
Lewis A. Burnham..              0             0            0           359,161           0         0        0
Mark S. Casady..                0             0            0                 0           0         0        0
Linda C. Coughlin..             0             0            0                 0           0         0    5,000
Donald L. Dunaway..         1,038         1,040            0            2,182*     1,096** 202,036**        0
James R. Edgar..                0             0            0                 0           0         0        0
William F. Glavin..             0             0            0                 0           0         0        0
Robert B. Hoffman..             0             0            0         1,198,520           0     2,071        0
Donald R. Jones..               0             0            0          24,059** 590,908****         0        0
Shirley D. Peterson..           0             0            0            87,723           0         0        0
Fred B. Renwick..               0             0            0                 0           0         0        0
William P.
Sommers.........            1,460             0        1,268             4,582           0   294,557        0
John G. Weithers..              0             0            0          34,608**           0         0        0
All Trustees and
Officers as a
Group...........            2,498         1,040        1,268      2,833,564***     582,004   498,664  108,721
                         Aggregate Dollar
                       Value of Holdings in
                       Kemper Funds Advised
                         by ZSI For Which
                         Each Person is a
                         Board Member or
                             Nominee
                       --------------------
John W. Ballantine..      $   75,486.13
Lewis A. Burnham..        $1,340,184.39
Mark S. Casady..                      0
Linda C. Coughlin..       $   59,963.12
Donald L. Dunaway..       $1,553,693.30
James R. Edgar..                      0
William F. Glavin..                   0
Robert B. Hoffman..       $1,357,197.94
Donald R. Jones..         $  618,763.72
Shirley D. Peterson..     $  211,323.08
Fred B. Renwick..         $   16,183.12
William P.
Sommers.........          $  481,266.32
John G. Weithers..        $  153,882.29
All Trustees and
Officers as a
Group...........                    N/A

                      (Footnotes appear on the next page)

  *    Mr. Dunaway does not have voting power with respect to 1,130 shares.
  **   Shares are held by joint ownership.
  *** 1,122,933 shares owned by officers of the Trust are held by joint ownership.
  **** 160,895 shares are held by joint ownership.

    As of December 31, 2000, (1) no Trustee, nominee or officer of Cash Ac-count Trust owned any shares of Cash Account Trust--Government Securities Portfolio or Cash Account Trust--Tax-Exempt Portfolio, (2), no Trustee, nomi-nee or officer of Cash Equivalent Fund owned any shares of Cash Equivalent Fund--Government Securities Portfolio or Cash Equivalent Fund--Tax-Exempt Portfolio, (3) no Trustee, nominee or officer of Investors Cash Trust owned any shares of Investors Cash Trust--Government Securities Portfolio or Invest-ors Cash Trust--Treasury Portfolio, (4) no Trustee, nominee or officer of In-vestors Municipal Cash Fund owned any shares of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Munic-ipal Cash Fund or Investors Pennsylvania Municipal Cash Fund, (5) no Trustee, nominee or officer of Tax-Exempt California Money Market Fund owned any shares of the Fund, and (6) no Trustee, nominee or officer of Zurich YieldWise Funds owned any shares of Zurich YieldWise Government Money Fund or Zurich YieldWise Municipal Money Fund.

For more information, please contact Shareholder Communications Corporation, your Fund's information agent, at 1-888-564-9148.



                                                                       SD MM#25

                                                       VOTE TODAY BY MAIL,
                                                TOUCH-TONE PHONE OR THE INTERNET
                                                  CALL TOLL-FREE 1-888-221-0697
                                                           OR LOG ON TO
                                                    WWW.PROXYWEB.COM/MONEYFUNDS


                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

TRUST NAME PRINTS HERE            Special Meeting of Shareholders - May 25, 2001

     I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 25, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                        PLEASE SIGN, DATE AND RETURN PROMPTLY
                                               IN THE ENCLOSED ENVELOPE.
                                                NO POSTAGE IS REQUIRED.

                             Dated                   , 2001
                                   ------------------

                             PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                             APPEAR.  WHEN SIGNING AS AN ATTORNEY,
                             EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                             GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                             SUCH.


                             ------------------------------
                             Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals. PLEASE VOTE BY FILLING IN THE BOXES BELOW.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR THE PROPOSALS.

PROPOSAL 1
----------
To elect Trustees to hold office until their respective        FOR all         WITHHOLD
successors have been duly elected and qualified or until       nominees       authority to
their earlier resignation or removal.                          listed         vote for all
NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham,    (except as       nominees
        (03) Mark S. Casady, (04) Linda C. Coughlin, (05)      noted in         listed
         Donald L. Dunaway, (06) James R. Edgar, (07)           space
         William F. Glavin, (08) Robert B. Hoffman, (09)       provided)
         Shirley D. Peterson, (10) Fred B. Renwick, (11)
         William P. Sommers, (12) John G. Weithers.              [_]              [_]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE
IMMEDIATELY BELOW.
___________________________________________________

                                                                  FOR          AGAINST        ABSTAIN
PROPOSAL 2
----------
To ratify the selection of Ernst & Young LLP as the
 independent auditors for the Fund for the Fund's current
 fiscal year.                                                     [_]            [_]            [_]

PROPOSAL 3 (CASH ACCOUNT TRUST: MONEY MARKET PORTFOLIO
----------
SERVICE SHARES ONLY)

To approve an amendment to the concentration policy of the
Fund.                                                             [_]            [_]            [_]

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE